SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE SUMMARY PROSPECTUS

FOR PACIFIC SELECT FUND – LONG/SHORT LARGE-CAP PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Long/Short Large-Cap Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Effective October 1, 2012, the expenses associated with the Portfolio’s securities lending program will increase. To minimize the impact of increased expenses to the portfolio’s shareholders, Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the portfolio, will waive 0.05% from its advisory fee through April 30, 2014 and the fee paid to J.P. Morgan Investment Management, Inc. for providing sub-advisory services will be reduced by 0.05%. The fee table and expense example will also be replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	1.00	1.00
Service fee	0.20	0.00
Other expenses	0.82	0.82
Total annual operating expenses	2.02	1.82
Less fee waiver[2]	(0.05)	(0.05)
Total annual operating expenses after fee waiver	1.97	1.77

[1]	The expense information has been restated to reflect current fees.
[2]

The investment adviser has contractually agreed to waive its management fee through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$200	$180
3 year	$629	$568
5 year	$1,083	$981
10 year	$2,344	$2,133